UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 20, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-38646	Dow Inc.	Delaware	30-1128146
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000
001-03433	The Dow Chemical Company	Delaware	38-1285128
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange
The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On May 20, 2019, The Dow Chemical Company (the “Company”), a wholly owned subsidiary of Dow Inc. (“Dow”) completed the sale and issuance (the “Offering”) of $2.0 billion in aggregate principal amount of notes consisting of $500,000,000 aggregate principal amount of 3.150% Notes due 2024 (the “Notes due 2024”), $750,000,000 aggregate principal amount of 3.625% Notes due 2026 (the “Notes due 2026”) and $750,000,000 aggregate principal amount of 4.800% Notes due 2049 (the “Notes due 2049,” and together with the Notes due 2024 and the Notes due 2026, the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The Offering was made pursuant to a Purchase Agreement (the “Purchase Agreement”), dated as of May 16, 2019, among the Company and the representatives of the initial purchasers named therein.

The Notes were issued under an Indenture dated as of May 1, 2008 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of May 20, 2019 (the “Second Supplemental Indenture”), among the Company, Dow and the Trustee. The Notes are the senior unsecured obligations of the Company.

The Second Supplemental Indenture and the forms of the Notes due 2024, the Notes due 2026 and the Notes due 2049 are attached as Exhibits 4.1, 4.2, 4.3 and 4.4 respectively, to this Current Report on Form 8-K (the “Report”) and are incorporated by reference into this Report.

Registration Rights Agreement

The holders of the Notes are entitled to the benefits of a Registration Rights Agreement, dated as of May 20, 2019 (the “Registration Rights Agreement”), between the Company and the representatives of the initial purchasers under the Purchase Agreement. Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission for an offer to exchange the Notes for a new issuance of substantially identical notes issued under the Securities Act (the “Exchange Offer”) and to cause the Exchange Offer to be consummated within 365 days after May 20, 2019. The Company may be required to provide a shelf registration statement to cover resales of the Notes under certain circumstances. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it may be required to pay additional interest on the Notes.

The Registration Rights Agreement is attached as Exhibit 4.5 to this Report and is incorporated by reference into this Report. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Second Supplemental Indenture, dated as of May 20, 2019

4.2	Form of 3.150% Notes due 2024 (included as Exhibit A to Exhibit 4.1)

4.3	Form of 3.625% Notes due 2026 (included as Exhibit B to Exhibit 4.1)

4.4	Form of 4.800% Notes due 2049 (included as Exhibit C to Exhibit 4.1)

4.5	Registration Rights Agreement, dated as of May 20, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2019

Dow Inc.
The Dow Chemical Company

By:	/s/ Ronald C. Edmonds
Ronald C. Edmonds Controller and Vice President of Controllers and Tax